                                                                   EXHIBIT 10.34

            SECOND MODIFICATION AND RATIFICATION OF LEASE AGREEMENT



This Second Modification and Ratification of Lease Agreement is made and entered into between Regal Business Center, Inc. (Lessor and Landlord) and PUBLISHER DISTRIBUTION SERVICES, INC. A NEVADA CORPORATION, (Lessee and Tenant) for and in consideration of good and valuable consideration, the receipt of which is hereby acknowledged.

                              W I T N E S S E T H

Landlord and Tenant hereby confirm and ratify, except as modified below, all of the terms and conditions and covenants in that certain written Lease Agreement dated September 1, 1998, and later amended through a First Modification and Ratification of Lease Agreement dated October, 1998, between Regal Business Center, Inc. and Publisher Distribution Services, Inc., a Nevada corporation for the following described property:

             4653 LESTON AVENUE, SUITE 706, DALLAS, TEXAS 75247 AND CONSISTING OF APPROXIMATELY 47,877/SF OF LEASEABLE AREA.

Whereas, Landlord and Tenant wish to modify the referenced Lease effective immediately. The parties, therefore, agree as follows:

1. Certain Lease Agreement is renewed and extended for an additional thirty-six (36) months commencing November 1, 2001 and ending on October 31, 2004.

2.    The monthly base rental for subject space shall be payable as follows:

              Months l-36:       $3.55/SF or $l4,163.61 per month

3. The operating expenses as outlined in Section 1.06 and Section 3.05 of the Lease Agreement shall be amended to reflect $1.02 per square foot. The base year for taxes as outlined in Section 1.12 of the Lease Agreement shall be amended to reflect a base year of 2000.

4.    Tenant accepts the Leased Premises in its current "as-is" condition.

Landlord and Tenant acknowledge that CB Richard Ellis, Inc. is acting as an intermediary in this transaction and consent to such.

Except as herein expressly changed and amended, all of the other terms and conditions of the Lease shall remain in full force and effect as originally set forth therein.

DATED AS OF THIS   DAY OF OCTOBER, 2001.



LANDLORD:                                     TENANT: PUBLISHER DISTRIBUTION
REGAL BUSINESS CENTER, INC.                           SERVICES, INC.
                                                      A NEVADA CORPORATION



By:  /s/ Barry Kotler                          By: /s/ Dave Buescher
  ------------------------                       ----------------------
    Barry Kotler - President                       Dave Buescher




By:  /s/ David Nisker                          Title:    CEO
  -------------------------                         --------------------
     David Nisker - Vice President

BROKER: CB RICHARD ELLIS, INC.                 BROKER: CB RICHARD ELLIS, INC.




By:  /s/ David F. Easterling                   By: /s/ Steven Berger
  ---------------------------                    ----------------------
     David F. Easterling                            Steven Berger

                     FIRST MODIFICATION AND RATIFICATION OF
                                 LEASE AGREEMENT


This First Modification and Ratification of Lease Agreement is made and entered into between REGAL BUSINESS CENTER, INC. ("Lessor and Landlord") and PUBLISHER DISTRIBUTION SERVICES, INC., A NEVADA CORPORATION ("Lessee and Tenant") for and in consideration of good and valuable consideration, the receipt of which is hereby acknowledged.

                                  WITNESSETH

Landlord and Tenant hereby confirm and ratify, except as modified below, all of the terms and conditions and covenants in that certain written Lease Agreement dated September 1, 1998 between PUBLISHER DISTRIBUTION SERVICES, INC., A NEVADA CORPORATION and REGAL BUSINESS CENTER, INC. for leased premises situated at 4653 Leston Ave., Suite 706, Dallas, Texas 75247 and consisting of approximately 47,877 square feet of leasable area.

Whereas, Landlord and Tenant wish to modify the referenced Lease effective immediately. The parties, therefore, agree as follows:

          Lease Rider "B" shall be amended to reflect the correct Tenant's name as PUBLISHER DISTRIBUTION SERVICES, INC., A NEVADA CORPORATION.

Except as herein expressly changed and amended, all of the other terms and considerations of the Lease Agreement shall remain in full force and effect as originally set forth therein.




DATED AS OF THIS    DAY OF OCTOBER, 1998.

LANDLORD: REGAL BUSINESS CENTER, INC.        TENANT: PUBLISHER
                                             DISTRIBUTION SERVICES INC., A
                                             NEVADA CORPORATION.


By:                                          By:   /s/ Dave Buescher
   ---------------------------                  --------------------------
       Barry Kotler                                Dave Buescher
       President


By:
   ---------------------------
       David Nisker
       Vice President

                                 LEASE AGREEMENT

ARTICLE ONE: BASIC TERMS


        1.01   Date of Leases:        September 1, 1998

        1.02   Landlord:              Regal Business Center, Inc.
               Address of Landlord:   c/o CB Richard Ellis, Inc.
                                      5400 LBJ Freeway, Suite 1100, Dallas,
                                      Texas 75240

        1.03   Tenant:                Publisher Distribution Services, Inc., A
               Address of Tenant:     Nevada Corporation
                                      4653 Leston Ave.
                                      Suite 706
                                      Dallas, Texas 75247

        1.04   Property:              (Include street address, as well as legal
                                      description and approximate square
                                      footage). Approximately 47,877 square feet of office/warehouse space located at 4653
                                      Leston Ave., Suite 706, Dallas, Texas
                                      75247 in Regal Business Center. A legal
                                      description is attached hereto, see Lease
                                      Rider "A".



        1.05   Lease Term:            Thirty seven (37) months beginning on
                                      October 1, 1998 and ending on October 31,
                                      2001.

        1.06   Rent:                  $160,388.04 (per year)
               Dollars:               $13,365,67 (per month) (INCLUDES BASE YEAR
                                      OPERATING EXPENSES OF $0.85/SF)
               Operating Expenses:    $0.85 per square foot (for the Property)

        1.07   Security Deposit:      $13,366.00

        1.08 Permitted Use (see Sec. 6.01): Warehousing and distribution of periodicals and related uses

        1.09   Principal AGENT:       CB Richard Ellis, Inc.
                                      5400 LBJ Freeway, Suite 1100
                                      Dallas, Texas 75240
                                      Attn: David Esserling

        1.10   Cooperating AGENT:     CB Richard Ellis, Inc.
                                      5400 LBJ Freeway, Suite 1100
                                      Dallas, Texas 75240
                                      Attn: Steve Berger


        1.11   AGENT'S COMMISSIONS (See Article Fourteen):
               A. Commissions due to the undersigned Principal AGENT and to the Cooperating AGENT, if any, shall be calculated and paid in accordance with Section 14.01 below.

        1.12   Base Year for Taxes (see Section 4.02): 1997
               NOTE: Base Year taxes will be included in the amount defined in Paragraph 1.06 of this Lease Agreement and will be calculated in the same manner.

        1.13   Party to Receive Payment
               from Tenant Hereunder:           Regal Business Center, Inc.

        1.14 Daily Late Charge (see Section 3.03): Fifty dollars ($50) per day after the fifth (5th) day AFTER WRITTEN NOTICE OF DELINQUENCY, SO LONG AS SUCH NOTICE IS NOT REQUIRED MORE THAN TWO(2) TIMES IN A CALENDAR YEAR.

        1.15 Acceptance (see Section 15.13): The number of days for acceptance shall be ten (10) days.

ARTICLE TWO: LEASE AND LEASE TERM

        2.01 LEASE OF PROPERTY FOR LEASE TERM. Landlord leases the Property to Tenant and Tenant Leases the Property from Landlord for the Lease Term stated in
Section 1.05. As used herein, the "Commencement Date" shall be the date specified in Section 1.05 for the beginning of the Lease Term, unless advanced or delayed by any provision of this Lease.

        2.02 DELAY IN COMMENCEMENT. Landlord shall not be liable to Tenant if Landlord does not deliver possession of the Property to Tenant on the first date specified in Section 1.05 above. Landlord's non-delivery of the Property to Tenant on the date shall not affect this Lease or the obligations of Tenant under this Lease. However the Commencement Date shall be delayed until possession of the Property is delivered to Tenant. The Lease Term shall be extended for a period equal to the delay in delivery of possessions of the Property to Tenant, plus the number of days necessary to end the Lease Term on the last day of the month. If Landlord does not deliver possession of the Property to Tenant within THIRTY (30) days after the first date specified in
Section 1.05 above, Tenant may elect to cancel the Lease by giving written notice to Landlord within ten (10) days after the THIRTY (30) day period ends. If Tenant gives such notice, the Lease shall be canceled effective as of the date of its execution, and no party hereto shall have any obligations, one to the other. If Tenant does not give such notice, Tenant's right to cancel the Lease shall expire and the Lease Term shall commence upon the delivery of possession of the Property to Tenant. If delivery of possession of the Property to Tenant is delayed, Landlord and Tenant shall, upon delivery, execute an amendment to this Lease setting forth the Commencement Date and expiration date of the Lease.

        2.03 EARLY OCCUPANCY. If Tenant occupies the Property prior to the Commencement Date, Tenant's occupancy of the Property shall be subject to all the provisions of this Lease. Early occupancy of the Property shall not advance the expiration date of this Lease. Tenant shall pay Base Rent and all other charges specified in the Lease for the occupancy period except that the Tenant shall be permitted access to the Property prior to the Commencement Date to install phone and data systems, and during the final fifteen (15) days prior to the Commencement Date shall be permitted to move furniture, equipment and inventory in without advancing the date on which Rent becomes due.

         2.04 HOLDING OVER. Tenant shall vacate the Property upon the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damages incurred by Landlord from any delay by Tenant in vacating the Property. If Tenant does not vacate the Property upon termination of the Lease. Tenant's occupancy of the Property shall be a "month to month" tenancy, subject to all of the terms of this Lease applicable to a month to month tenancy, except that the Base rent then in effect shall be increased by fifty percent (50%). Nothing contained in this Section 2.04 shall be construed as Landlord's consent for Tenant to hold over.

ARTICLE THREE: RENT AND SECURITY DEPOSIT

        3.01 MANNER OF PAYMENT. All sums to become due hereunder by Tenant shall be made to the party named in Section 1.13 above, at the address stated herein for such party, unless such address is changed as provided herein. Any and all payments made to the Principal AGENT for the account of Landlord shall be deemed made to Landlord when received by the Principal AGENT. All sums payable by Tenant hereunder, whether or not expressly denominated as rent, shall constitute rent for the purpose of Section 5.02 (b)(6) of the Bankruptcy Code, as the same may be redesigned or amended form time to time.

        3.02 TIME OF PAYMENT. Upon execution hereof, Tenant shall pay the rent for the first month of the Lease Term. On or before the first day of the second month of the Lease Term and of each month thereafter, a like monthly installment shall be due and payable, in advance, without off-set, deduction or prior demand. If the Lease Term commences or ends during a calendar month, the rent for any fractional calendar month following the Commencement Date or preceding the end of the Lease Term shall be prorated.

        3.03 LATE CHARGES. Tenant's failure to pay sums due hereunder promptly may cause Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any ground lease, deed of trust or mortgage encumbering the Property. Therefore if any sum due hereunder is not received on its due date. Tenant shall pay the party named in Section 1.13 above a late charge equal to the sum stated in Section 1.14 above for each day from its due date until such delinquent sum is received. If any check tendered in payment of any sum due from its due date until such delinquent sum is retuned for any reason. Tenant shall pay a late charge for each day from said due until such check is made good. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment or such returned check.

        3.04 SECURITY DEPOSIT. Upon execution hereof, Tenant shall deposit with the party named in Section 1.13 above a cash Security Deposit in the sum stated in Section 1.07. Landlord may apply all or part of the Security Deposit to any unpaid rent or other charges due from Tenant or to cure any other default of Tenant. If Landlord uses any part of the Security Deposit, Tenant shall restore the Security Deposit to its full amount within ten (10) days after Landlord's written request. Tenant's failure to do so shall be a material default under the Lease. No interest shall be paid on the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts and no trust relationship is created with respect to the Security Deposit. Upon any termination of this Lease not resulting from Tenant's default, and after Tenant has vacated the Property in the manner required by this Lease. Landlord shall refund the unused portion of the Security Deposit to Tenant, within 30 days of lease termination.

        3.05 ADDITIONAL RENT. The rent payable under Section 1.06 above is determined, in part, on Landlord's estimate of operating expense (as defined in the subsection 3.05(d) below) during the calendar year in which the lease commences. Tenant agrees to pay additional rent in accordance with Section 3.01 and the following provisions.

                      (a) In the event that operating expenses for a calendar year during the Lease Term exceed $0.85 per square foot of the Property as set forth in Section 1.06 above. Landlord shall give Tenant written notification thereof, and within thirty (30) days after receipt of such notice Tenant shall pay to Landlord as additional rent, such excess determined by multiplying such excess by the square feet of the Property (the "additional rent"). For the purpose of this Lease in regard to Additional Rent for the Property, Suite 706 represents 12.50% of the 380,109 square feet that are stipulated in the office/warehouse category of operating expenses at Regal Business Center. Upon written request during such thirty-day period Tenant may, at its own expense, audit Landlord's books and records relevant to the additional rent due under this subsection 3.05 (a). Tenant shall provide to Landlord a copy of any such audit. Tenant may object to the additional rent by notifying Landlord in writing during such thirty-day period; however if Tenant does not object to the additional rent charged hereunder within thirty
        (30) days. Tenant shall be deemed to have agreed to such additional rent. Tenant shall timely pay the additional rent notwithstanding Tenant's objection thereto and/or any audit by Tenant of Landlord's books and records. If any audit by Tenant discloses that Tenant's payment, hereunder exceeds the actual amount of such additional rent, Landlord shall reimburse the difference between the actual amount of Tenant's payment and the amount that Tenant is obligated to pay under this subsection 3.05(a); provided, however, if any such audit discloses that Tenant's payment hereunder is less than the actual amount of additional rent due under this subsection 3.05(a), Tenant shall immediately pay to Landlord such shortfall.

                      (b) Effective January 1 in any year following a year of the Lease Term in which there is additional rent, the rent per year set out in Section 1.06 shall be increased by an amount equal to the additional rent payable during the immediately preceding year; provided, however, the terms of subsection 3.05(a) shall continue in full force and effect notwithstanding the increase in the rent under this subsection 3.05(b). On or before April 30 of every calendar year during the Lease Term (other than the year in which the lease commences) Landlord shall deliver to Tenant a statement including (i) the previous calendar year's operating expenses for the Property and (ii) the additional rent due or the amount of additional rent previously paid by Tenant but due for reimbursement to Tenant, if any, pursuant to subsection 3.05(a). Notwithstanding anything to the contrary contained in this subsection 3.05(b), the rent shall never be less than the rent set forth in Section 1.06.

                      (c) Notwithstanding any expiration or earlier termination of this Lease, Tenant shall pay additional rent, if any, under this Lease for all days through and including the date of such expiration or termination. Upon expiration of the Lease or in the event of any earlier termination, Landlord may estimate the amount of any unpaid additional rent due from Tenant for the remaining term of the Lease and present such estimate to Tenant within thirty (30) days prior to the expiration or termination of the Lease Term. Tenant shall pay such amount to Landlord upon demand, subject to adjustment as set forth in subsection 3.05(b) above. Tenant's obligation to pay additional rent under this Lease and Landlord's and Tenant's obligation to make the adjustment required under subsection 3.05(b) above shall survive any expiration or termination of this Lease.

                      (d) The term "operating expense" includes all costs and expenses of owning, operating, maintaining, and managing the Property, including, without limitation, maintenance and repair costs, Landlord's utility costs, security, janitorial services, trash and snow removal, landscaping and pest control, services, supplies, replacements, and all other expenses for maintaining and operating the Property, (including the common area and parking areas. The term "operating expenses" also includes all real estate taxes and special assessments and landlord's casualty and liability insurance premiums and rental interruption insurance.

                      (e) The term "real estate taxes" include any tax, general or special assessment, or levy or charge of any kind whatsoever imposed by any governmental entity on the interest of the Landlord in the Property or the right to receive rent or other income from the Property, whether measured by the value of the real property and improvements or otherwise. Real estate taxes shall not include, however, Landlord's federal or state net income tax, franchise tax, or estate, gift or inheritance tax.

 ARTICLE FOUR: TAXES

        4.01 PAYMENT BY LANDLORD. Landlord shall pay the real estate taxes on the Property during the Lease Term.

        4.02 IMPROVEMENTS BY TENANT. In the event the real estate taxes levied against the Property for the real estate tax year in which the Lease term commences are increased as a result of any alterations, additions or improvements made by Tenant or by Landlord at the request of Tenant, Tenant shall pay to Landlord upon demand the amount of such increase. For the purposes of the calculations under Section 3.05 of this Lease, the amount of the real estate taxes during the real estate tax year in which the Lease Term commences shall not include any taxes resulting from any such alterations, additions or improvements made in or to the Property. Landlord shall obtain from the tax assessor or assessors a written statement of the total amount of such increase.

        4.03 JOINT ASSESSMENT. If the real estate taxes are assessed against the Property jointly with other property not constituting a part of the Property, the real estate taxes for such year, shall be equal to the amount bearing the same proportion to the aggregate assessment that the total square feet of building area in the Property bears to the total square feet of building area included in the joint assessment.

        4.04 PERSONAL PROPERTY TAXES. Tenant shall pay all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall try to have its personal property taxes separately from the Property, but if any of Tenant's personal property is taxes with the Property, Tenant shall pay the taxes for the personal property within fifteen (15) days after Tenant receives a written statement for such personal property taxes.

ARTICLE FIVE: INSURANCE AND INDEMNITY

        5.01 CASUALTY INSURANCE. During the Lease Term, Landlord shall maintain policies of insurance covering loss or damage to the Property in such amount or percentage of replacement value as Landlord or its insurance advisor deems reasonable in relation to the age, location, type of construction and physical condition of the Property and the availability of such insurance at reasonable rates. Such policies shall provide protection against all perils included within the classification of fire and extended coverage any other perils which Landlord deems necessary. Landlord may obtain insurance coverage for Tenant's fixtures, equipment or building improvements installed by Tenant in or on the Property. Tenant shall, at Tenant's expense, maintain such primary or additional insurance on its fixtures, equipment and building improvements as Tenant deems necessary to protect its interest. Tenant shall not do or permit to be done anything which invalidates any such insurance policies. Any casualty insurance which may be carried by Landlord or Tenant shall be for the sole benefit of the party carrying such insurance and under its sole control.

        5.02 INCREASE IN PREMIUMS. Tenant shall not permit any operation or activity to be conducted or storage or use or any volatile or any other materials on the Property that would cause suspension or cancellation of any fire and extended coverage insurance policy carried by Landlord, or increase the premiums therefore, without the prior written consent of Landlord. If Tenant's use and occupancy, OR ABANDONMENT of the Property causes an increase in the premiums for any fire and extended coverage insurance policy carried by Landlord on the day before tenant shall have first gone into possession of the Property under the Lease, Tenant shall pay, as additional rent, the amount of such increase to Landlord upon demand and presentation of written evidence of the increase by Landlord.

        5.03 LIABILITY INSURANCE. During the Lease Term, Tenant shall maintain a policy of comprehensive public liability insurance, at Tenant's expense, insuring Landlord against liability arising out of the ownership, use, occupancy or maintenance of the Property. The initial amount of such insurance shall be at lease $1,000,000.00 and shall be subject to periodic increase based upon inflation, increased liability awards, recommendations of professional insurance advisors, and other relevant factors. However, the amount of such insurance shall not limit Tenant's liability nor relieve Tenant of any obligation hereunder. The policy shall contain cross-liability endorsements, if applicable, and shall insure Tenant's performance of the indemnity provisions of Section
5.04. Such policy shall contain a provision which prohibits cancellation or modification of the policy except upon thirty (30) days prior written notice to Landlord. Tenant may discharge its obligations under this Section by naming Landlord as an additional insured under a policy of comprehensive liability insurance maintained by Tenant and containing the coverage and provisions described in this Section. Tenant shall deliver a copy of such policy or certificate (or a renewal thereof) to Landlord prior to the Commencement Date and prior to the expiration of any such policy during the Lease Term. If Tenant fails to maintain such policy, Landlord may elect to maintain such insurance at Tenant's expense. Tenant shall, at Tenant's expense, maintain such other liability insurance as Tenant deems necessary to protect Tenant.

        5.04 INDEMNITY. Landlord shall not be liable to Tenant or to Tenant's employees, agents or visitors, or to any other person whomsoever, for any injury to persons or damage to property on or about the Property or any adjacent area owned by Landlord caused by the negligence or misconduct of Tenant, it employees, subtenants, licenses or concessionaires or any other person entering the Property under express or implied invitation of Tenant, or arising out of the use of the property by Tenant and the conduct of its business therein, or arising out of any breach or default by Tenant in the performance of its obligations hereunder; and the Tenant hereby agrees to indemnify Landlord and hold it harmless from any misconduct of Tenant, or its employees or agents.

        5.05 WAIVER OF SUBROGATION. Each party hereto waives any and every claim which arises or may arises in its favor against the other party hereto during the term of this Lease or any renewal or extension thereof for any and all loss of, or damage to, any of its property located within or upon, or constituting a part of, the Property, which loss or damage is covered by valid and collectible fire and extended coverage insurance policies, to the extent that such loss or damage is recoverable under such insurance policies. Such mutual waivers shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in the Lease with respect to any loss of, or damage to property of the parties hereto. Inasmuch as such mutual waivers will preclude the assignment of any aforesaid claim by way of subrogation or otherwise to an insurance company (any other person), each party hereby agrees immediately to give to each insurance company which has issued to it policies of fire and extended coverage insurance, written notice of the term of such mutual waivers, and to cause such insurance policies to be properly endorsed, if necessary, to prevent the invalidation of such insurance coverages by reason of such waivers.

 ARTICLE SIX: USE OF PROPERTY

        6.01 PERMITTED USE. Tenant may use the Property only for the permitted use stated in Section 1.08.

        6.02 COMPLIANCE WITH LAW. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Property, and shall promptly comply with governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with the Property, all at Tenant's sole expense.

        6.03 CERTIFICATE OF OCCUPANCY. Tenant shall obtain all licenses, permits, certificates of occupancy, or other approvals or consents required by any federal, state, or local governmental authority and pertaining to Tenant's use or occupancy of the Property or the conduct of its business therein, provided, however this Lease shall not be contingent upon issuance thereof. Nothing contained in this Section 6.03 shall obligate Landlord to make any alterations, or improvements to the Property, unless expressly agreed upon by Landlord in writing.

        6.04 SIGNS. Without the prior written consent of Landlord which shall not be unreasonably withheld, Tenant shall not place or affix any signs or other objects upon or to the Property, including but not limited to the roof or exterior walls of the building or the improvements thereon, or paint or otherwise deface said exterior walls. Any signs installed by Tenant shall conform with all applicable federal, state, and local laws, roles, and ordinances and with all deed and other restrictions, if any. Landlord may from time to time, in its sole discretion, maintain sign criteria governing the property, and Tenant hereby covenants to comply with said criteria. Upon Landlord's request, Tenant shall remove all signs at the expiration or earlier termination of this Lease and shall repair any damage and close any holes caused or revealed by such removal, thereby restoring the Property as near as possible to its original condition, ordinary wear and tear excepted. In the event Tenant fails to remove any sign either upon expiration or termination of this Lease or upon the failure of the sign to comply with any law, regulation or ordinance, Landlord may remove such sign at Tenant's sole expense without any liability to Tenant, and Tenant shall indemnify and hold Landlord harmless from and against any and all liabilities, claims, damages, losses, costs and expenses, including, without limitation, attorneys' fees incurred by Landlord and arising out of or related to Tenant's failure to remove any sign.

        6.05 UTILITY SERVICES. Tenant shall pay the cost of utility services, including but not limited to initial connection charges, all charges for gas, water, telephone, and electricity used on the Property, and for all electric lights, lamps, and tubes.

        6.06 LANDLORD'S ACCESS. Landlord and its authorized agents shall have the right, during normal business hours, to enter the Property (a) to inspect the general condition and state of repair thereof, (b) to make repairs required or permitted under this Lease, (c) to show the property to any prospective tenant or purchaser or (d) for any other reasonable purpose. During the final 120 days of the lease Term, Landlord and its authorized agents shall have the right to erect and maintain on or about the Property customary signs advertising the Property for lease or for sale.

        6.07 QUIET POSSESSION. If Tenant pays the rent and complies with all other terms of the Lease, Tenant may occupy and enjoy the Property for the full Lease Term, subject to the provisions of this Lease.

        6.08 EXEMPTIONS FOR LIABILITY. Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods, wares, merchandise or other properly of Tenant, Tenant's employees, invitees, customers or any other person in or about the Property, whether such damage or injury is caused by or results from: (a) fire, steam, electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air condition or lighting fixtures or any other cause; (c) conditions arising on or about the Property or upon other portions of any building of which the Property is a part, or from other sources or places; or (d) any act or omission of any other tenant of any building of which the Property is a part. Landlord shall not be liable for any such damage or injury even though the cause of or the means of repairing such damage or injury are not accessible to Tenant. The provisions of this Section
6.08 shall not, however, exempt Landlord from liability for Landlord's gross negligence or willful misconduct.

ARTICLE SEVEN: MAINTENANCE, REPAIRS, AND ALTERATIONS

        7.01 ACCEPTANCE OF PREMISES. Subject to the completion of Landlord's work, Tenant acknowledges that it has fully inspected the Property and accepts the Property in its condition as of the execution of this Lease subject to Lease Rider "B" as suitable for the purposes for which it is leased. Tenant acknowledges and agrees that Landlord has made no representation or warranty, express or implied, as to the habitability, merchantability, suitability, quality, condition, or fitness for any particular purpose with regard to the Property or the property of which the Property is a part. Tenant hereby waives, to the extent permitted by law, any defects in the Property and the property of which the Property is a part and any claim or cause of action based upon any warranties, express or implied, as to habitability, merchantability, suitability, quality, condition, or fitness for any particular purpose with regard to the Property. Tenant's taking possession of the Property shall be conclusive evidence that (a) Tenant has inspected (or caused to inspected) the Property and the property of which the Property is a part (b) tenant accepts the Property and the property of which the Property is part in their present condition subject to Lease Rider "B", (c) tenant accepts the property and the property of which the Property is a part as being in good satisfactory condition and suitable for tenant's purpose, and (d) the Property and property of which the property is a part fully comply with Landlord's covenants and obligations hereunder.

        7.02 LANDLORD'S OBLIGATION TO REPAIR. Subject to the provisions of Article Eight (Damage or Destruction), Article Nine (Condemnation), and Section
7.03 below pertaining to Tenant's liability for certain costs and expenses, Landlord shall keep the foundation, roof, and the structural portions of exterior walls of the improvements of the Property in good order, condition, and repair. However, Landlord shall not be obligated to maintain or repair windows, doors, plate glass or the surfaces of walls. In addition, Landlord shall not be obligated to make any repairs under this Section until a reasonable time after receipt of written notice from Tenant of the need of such repairs. If any repairs are required to be made by Landlord, Tenant shall, at Landlord's sole cost and expense, promptly remove Tenant's fixtures inventory, equipment and other property, to the extent required to enable Landlord to make such repairs. Landlord's liability hereunder shall be limited to the cost of such repairs or corrections.

        7.03 TENANT'S OBLIGATION TO REPAIR. Subject to the provisions of Sections 7.01 and 7.02 above, Article Eight (Damage or Destruction), and Article Nine (Condemnation), Tenant shall, at all times, keep that portion of the Property not required to be maintained by Landlord in good order, condition, repair, including but not limited to repairs (including all necessary replacements) of the windows, plate glass, doors, heating system, air-conditioning equipment, fire protection sprinkler system, interior and exterior plumbing and the interior of the Property in general, and including care of landscaping and regular mowing of grass end maintenance of any paving and railroad siding; provided, however, Tenant shall submit plans and specifications to Landlord for all maintenance and repairs required by this
Section 7.03 for Landlord's approval prior to performing such work. At Landlord's request Tenant shall provide to Landlord copies of invoices marked paid or releases and lien waivers from all contractors performing all or any part of such work. All warranties or guarantees for any work performed or any property installed or affixed to the property as a replacement of any existing property pursuant to this Section 7.03 shall be for the benefit and use of both Tenant and Landlord, and Tenant shall promptly provide Landlord with copies of all written warranties and guarantees. Notwithstanding anything to the contrary contained in Section 7.02 above, Tenant shall be liable for all costs and expenses of Landlord repairing any damage to the roof, foundation, or structural portions of exterior walls caused by the acts or omissions of Tenant or Tenants' contractors. If Tenant fails to maintain and repair the Property as required by this Section, Landlord may, on ten (10) days' prior written notice, enter the Property and perform such maintenance or repair on behalf of Tenant, except that no notice shall be required in case of emergency, and Tenant shall reimburse Landlord for all costs incurred in performing such maintenance or repair immediately upon demand. All building systems and equipment for which the Tenant shall have the obligation to keep in good working order shall be delivered to the Tenant in good working order as of the first day of the Lease Term. Notwithstanding anything herein to the contrary, with respect to the existing heating system and air-conditioning equipment, the Tenant's obligation to keep the heating system and the air-conditioning equipment in good working order shall require the tenant to pay only the first $500.00 (herein after referred to as the "Annual Maximum Amount") of the maintenance, repair or replacement cost of each individual unit, in a calendar year during the Lease Term; it shall be the sole cost and obligation of the Landlord if the actual cost in any calendar year to repair or replace the heating system and air-conditioning equipment exceeds the Annual Maximum Amount.

        7.04 ALTERATIONS, ADDITIONS AND IMPROVEMENTS. Tenant shall not create any openings in the roof or exterior walls, or make any alterations, additions or improvements to the Property without the prior written consent of Landlord. Consent for nonstructural alterations, additions or improvements shall not be unreasonably withheld by Landlord. Tenant shall have the right to erect or install shelves, bins, machinery, air conditioning or heating equipment and trade fixtures, provided the Tenant complies with all applicable governmental laws, ordinances and regulations. At the expiration or termination of the Lease, Tenant shall, subject to the restrictions of Section 7.05 below, have the right to remove such items so installed by it, provided Tenant is not in default at the time of such removal and provided further that Tenant shall, at the time of removal of such items, repair in a good and workmanlike manner any damage caused in installation or removal thereof. Tenant shall pay for all costs incurred or arising out of alterations, additions or improvements in or to the Property and shall not permit a mechanic's or materialman's lien to be asserted against the Property. Upon request by Landlord, Tenant shall deliver to Landlord proof of payment reasonable satisfactory to Landlord of all costs incurred or arising out of any such alternations, additions or improvements.

        7.05 CONDITION UPON TERMINATION. Upon the termination of the Lease, Tenant shall surrender the Property to Landlord, broom clean and in the same condition as received except for ordinary wear and tear which Tenant was not otherwise obligated to remedy under any provision of the lease. However, Tenant shall not be obligated to repair any damage which Landlord is required to repair under Article Eight (Damage or Destruction). In addition, Landlord may require Tenant to remove any alterations, additions or improvements (whether or not made with Landlord's consent) prior to the termination of the Lease and to restore the Property to its prior condition, all at Tenant's expense. All alterations, additions and improvements which Landlord has not required Tenant to remove shall become Landlord's property and shall be surrendered to Landlord upon the termination of the Lease. In no event, however, shall Tenant remove any of the following materials or equipment without Landlord's prior written consent: any power wiring or power panels; lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners or any other heating or air conditioning equipment, fencing or security gates; or other similar building operating equipment and decorations.

ARTICLE EIGHT: DAMAGE OR DESTRUCTION

        8.01 NOTICE. If the building or other improvements situated on the Property should be damaged or destroyed by fire, tornado or other casualty, Tenant shall immediately give written notice thereof to Landlord.

        8.02 PARTIAL DAMAGE. If the building or other improvements situated on the Property should be damaged by fire, tornado or the casualty but not such an extent that rebuilding or repairs cannot reasonably be completed within 90 days from the date Landlord receives written notification by Tenant of the happening of the damage, this Lease shall not terminate, but Landlord shall, at its sole cost and risk, proceed forthwith and use reasonable diligence to rebuild or repair such building and other improvements on the Property (other than leasehold improvements made by Tenant or any assignee, subtenant or other occupant of the Property) to substantially the condition in which they existed prior to such damage. If Tenant does not elect to exercise its renewal option or if there is no renewal option contained herein or previously unexercised at such time, this Lease shall terminate at the option of Landlord and rent shall be abated for the unexpired portion of this Lease, effective from the date of actual receipt by Landlord of the written notification of the damage. If the building and other improvements are to be rebuilt or repair and area untenantable in whole or in part following such damage, the rent payable hereunder during the period in which they are untenantable shall be adjusted equitably.

         8.03 Substantial or Total Destruction. If the building or other improvements situated on the Property should be substantially or totally destroyed by fire, tornado or other casualty, or so damaged that rebuilding or repairs cannot reasonably be completed within 90 days from the date Landlord receives written notification by Tenant of the happening of the damage, and such damage is not caused by tenant, its employees, customers, or any other person associated with tenant, this Lease shall terminate and rent shall be abated for the unexpired portion of this Lease, effective from the date of receipt by Landlord of such written notification.

         8.04 Insurance Proceeds. Notwithstanding anything to the contrary contained herein, in the event of any partial, substantial, a total damage or destruction to the Property, Landlord shall not be in default hereunder and this Lease shall not terminate, but rent shall be abated hereunder as provided in
Section 8.02, if any mortgages, holder of a deed of trust, or other liabilities affecting all or any part of the Property withholds funds, causes any insurance carrier to withhold payment of insurance proceeds, or otherwise prevents payment to Landlord of funds from any other source for the rebuilding or repair of the Property.


ARTICLE NINE: CONDEMNATION

         If, during the term of this Lease or any extension or renewal thereof, all or a substantial part of the Property should be taken for any public or quasi-public use under any governmental law, ordinance or regulation of by right of eminent domain, or should be sold to the condemning authority under threat of condemnation, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective from the date of taking of the Property by the condemning authority. If less then a substantial part of the demised premises is taken for public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or is sold to the condemning authority under threat of condemnation, Landlord, at its option, may by written notice terminate this Lease or shall forthwith at its sole expense restore and reconstruct the buildings and improvements (other than leasehold improvements made by Tenant or any assignee, subtenant or other occupant of the Property) situated on the Property in order to make the same reasonably tenantable and suitable for the use for which the Property is leased as defined in Section 6.01. The rent payable hereunder during the unexpired portion of this Lease shall be adjusted equitably. Landlord and Tenant shall each be entitled to receive and retain such separate awards and portions of lump sum awards as may be allocated to their respective interests in any condemnation proceedings. The termination of this Lease shall not affect the rights of the respective parties to such awards. Tenant shall not make any claim for and Landlord shall be entitled to all awards for the value of the terminated leasehold estate in connection with this Lease.


ARTICLE TEN: ASSIGNMENT AND SUBLETTING

         Tenant shall not, without the prior written consent of Landlord which shall not be unreasonably withheld, assign this Lease, or sublet the Property or any portion thereof. Any assignment or subletting shall be expressly subject to all terms and provisions of this Lease, including the provision of Section 6.01 pertaining to the use of the Property. In the event of any assignment or subletting, Tenant shall remain fully liable for the full performance of all Tenant's obligations under this Lease. Tenant shall not assign its rights hereunder or sublet the Property without first obtaining a written agreement from the assignee or sublessee whereby the assignee or sublessee agrees to be bound to the term of this Lease. No such assignment or subletting shall constitute a novation. In the event of the occurrence of an event of default while the Property is assigned or sublet, Landlord. In addition to any other remedies provided herein or by law, may, at Landlord's option, collect directly from such assignee or subtenant all rents becoming due under such assignment or subletting shall release end apply such rent against any sums due to Landlord hereunder. No direct collection by Landlord from any such assignee or subtenant shall release Tenant from the performance of its obligations hereunder. Any transfer of all or any part of the Tenant's interest in the Lease or the Tenant's leasehold estate hereunder by agreement operation of law, or otherwise shall be deemed an assignment or subletting. The grant by Tenant of a security interest or other encumbrance upon Tenant's interest in the Lease or the Tenant's leasehold estate hereunder by agreement, operation of law, or otherwise shall be deemed an assignment or subletting. If Tenant is a corporation, partnership, business association, or other entity, the sale, agreement, or transfer, by agreement, operation of law, or otherwise, (i) of fifty percent (50%) or more of the corporate stock, partnership interests, or other interest comprising Tenant by a party or parties owning such stock or interest as of the date of this Lease or (ii) of direct or indirect control of Tenant, shall be deemed an assignment or subletting.

ARTICLE ELEVEN: DEFAULT AND REMEDIES

         11.01 Default. The following events shall be deemed to be events of default under this Lease.

                  (a) Failure of Tenant to pay any installment of the rent or other sum payable to Landlord hereunder on the date that same is due and such failure shall continue for a period of ten (10) days of written notice so long as such notice shall not be required more than two times in any calendar year.

                  (b) Failure of Tenant to comply with any term, condition or covenant of this Lease, other than the payment of rent or other sum of money, and such failure shall not be cured within thirty (30) days after written notice thereof to Tenant;

                  (c) Tenant or any guarantor of Tenant's obligations hereunder shall generally not pay its debts as they become due or shall admit in writing is inability to pay its debts, or shall make a general assignment for the benefit of creditors;

                  (d) Tenant or any guarantor of Tenant's obligations hereunder shall commence any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debt under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property;

                  (e) Any case, proceeding or other action against Tenant or any guarantor of Tenant's obligations hereunder shall be commenced seeking to have an order for relief entered against it as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and Tenant (i) fails to obtain a dismissal of such case, proceeding, or other action within sixty (60) days of its commencement or (ii) converts the case from one chapter of the Federal Bankruptcy Code to another chapter or (iii) is the subject of an Order of Relief which is not fully stayed within seven (7) business days after the entry thereof.

                  11.02 Remedies. Upon the occurrence of any of the events of default listed in Section 11.01. Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever;

                  (a) Terminate this Lease, in which event Tenant shall immediately surrender the Property to Landlord. If Tenant fails to so surrender such premises, Landlord may, without prejudice to any other remedy which it may have for possession of the Property or arrearages in rent, enter upon and take possession of the Property and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor. Tenant shall pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to re-let the property on satisfactory terms or otherwise.

                  (b) Enter upon and take possession of the Property, without terminating this Lease and without being liable for prosecution or for any claim for damage therefor, and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, Landlord may re-let the Property and receive the rent therefor. Tenant agrees to pay Landlord monthly or on demand from time to time any deficiency that may arise by reason of any such reletting. Tenant shall pay to Landlord upon demand all costs and expenses incurred by Landlord in connection with such re-letting, including, without limitation, brokerage commissions, attorneys' fees, remodeling expenses, and free rent and other concessions to the new tenant, or at Landlord's option, in determining the amount of the deficiency arising by reason of any re-letting, Landlord may subtract such costs and expenses from the amount of rent received under such re-letting.

                  (c) Enter upon the Property, without terminating this Lease and without being liable for prosecution or for any claim for damage therefor, and do whatever Tenant is obligated to do under the term of this Lease. Tenant agrees to pay Landlord on demand for expense which Landlord may incur in this effecting compliance with Tenant's obligations under this Lease, together with interest thereon at the rate of twelve percent (12%) per annum from the date expended until paid. Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by negligence of Landlord or otherwise.

                  (d) Alter all locks and security devises at the Property without obligation to provide a new key to Tenant if Landlord has elected either to terminate this Lease under subsection 11.O2(a) above or permanently repossess the Property under (b) above. If Landlord alters all locks and security devices at the Property without electing either to terminate this Lease or permanently repossess the Property, then Landlord shall provide a new key to Tenant only during the regular business hours of Landlord's property manager and only upon (i) Tenant's payment of all rent and additional rent and performance of all obligations necessary to cure its default under the Lease and (ii) Tenant's reasonable assurances to Landlord of Tenant's ability to perform its remaining obligations under this Lease. In the event Landlord alters the locks and does not provide a new key to Tenant accompanied by such releases and waivers as Landlord may require, Landlord, at its option, may (i) escort Tenant to the Property to retrieve personal belongings and other property not subject to Landlord's lien and security interest or (ii) obtain from Tenant a list of personal belongings and personal property and advise Tenant of a time and place where such items will be made available to Tenant. If Landlord elects the latter option, then Tenant shall reimburse to Landlord the cost of moving and/or storing the items prior to Landlord's making same available.

         No re-entry or taking possession of the Property by Landlord shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention shall be given to Tenant. Notwithstanding any such re-letting or re-entry or taking possession, Landlord may at any time thereafter elect to terminate this Lease for a previous default. Landlord shall not have any obligation to re-let the Property. Pursuit of any of the foregoing remedies shall not prelude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent or additional rent due Landlord hereunder or of any damages accruing to Landlord by reasons of the violation of any terms, conditions, and covenants herein contained.

         If Landlord re-enters and takes possession of the Property, Landlord shall also have the right to remove from the Property (without the necessity of obtaining a distress warrant, writ of sequestration, or other legal process) all or any portion of the furniture, fixtures, equipment and other personal property located on the Property and place such property in storage, and Tenant shall be liable to Landlord for all Landlord's costs and expenses incurred in removing and storing such property and shall promptly pay such amounts to Landlord upon demand. Tenant shall indemnify and hold Landlord harmless from all liabilities, claims, damages, losses, costs, and expenses incurred by Landlord in connection with removing and storing such property. Landlord shall also have the right to relinquish possession of such property to any person claiming to be entitled to possession thereof who presents any instrument (or copy of any instrument) purportedly granting such person the right to take possession of such property, without the necessity of Landlord's inquiring into the authenticity of the instrument (or copy thereof) and without the necessity of Landlord's making any investigation or inquiry as to the validity of the factual or legal basis upon which such person purports to act; and Tenant agrees to indemnify and hold Landlord harmless from all liabilities, claims, damages, losses, costs, and expenses incident to Landlord's relinquishment of possession of all or any portion of such furniture, fixtures, equipment, of other personal property to the person. The rights of Landlord set forth in this paragraph are in addition to any and all other rights of Landlord at law or in equity, and Tenant stipulates and agrees that the rights herein granted Landlord are commercially reasonable. Tenant knowingly and irrevocably waives any claims it may have against Landlord arising from Landlord's removal and storage of Tenant's personal property, as provided in this paragraph, including, without limitation, any claims under Section 93.002 of the Texas Property Code, as the same may be amended from time to time.

         11.03 Notice of Default. Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Lease to Landlord and to any ground Lessor, mortgagee or beneficiary under any deed of trust encumbering the Property whose name and address have been furnished to Tenant in writing. Landlord shall not be in default under the Lease unless Landlord (or such ground lessor, mortgagee or beneficiary) fails to cure such non-performance within twenty (20) days after receipt of Tenant's notice. However, if such non-performance reasonably requires more than thirty (30) days to cure, Landlord shall not be in default if such cure is commenced within such twenty (20) day period and thereafter diligently pursued to completion.

         11.04 Limitation of Landlord's Liability. As used in this Lease, the "Landlord" means only the current owner or owners of the fee title to the Property or the leasehold estate under a ground lease of the Property at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer. However, each Landlord shall deliver to its transferee all funds previously paid by Tenant if such funds have not yet been applied under the terms of this Lease. Tenant shall have no right to terminate or rescind this Lease as a result of any default by Landlord under this Lease or as a result of the breach of any promises or inducement hereof, whether in this Lease or elsewhere. Tenant hereby waives such remedies of termination and rescission and hereby agrees that Tenant's remedies for default hereunder and for breach of any promise or inducement shall be limited to a suit or damages and/or injunction.

ARTICLE TWELVE: LANDLORD'S LIEN





ARTICLE THIRTEEN: PROTECTION OF LENDERS

         13.01 Subordination. Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust or other lien presently existing or hereafter arising upon the Premises, or upon the Project and to any renewals, refinancing and extensions thereof, but Tenant agrees that any such mortgagee shall have the right at any time to subordinate such mortgage, deed of trust or other lien of this Lease on such term and subject to such conditions as such mortgagee may deem appropriate in its discretion. Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any first lien mortgage, deed of trust or other first lien now existing or hereafter placed upon the Premises, or the Project as a whole, and Tenant agrees upon demand to execute such further instruments subordinating this Lease or attorning to the holder of any such liens as Landlord may request. The terms of this Lease are subject to the approval by the Landlord's lender(s), and such approval is a condition precedent to Landlord's obligations hereunder. In the event that Tenant should fail to execute any subordination or other agreement required by this paragraph, promptly as requested, Tenant hereby irrevocably constitutes Landlord as its attorney in fact to execute such instrument in Tenant's name, place and stead, it being agreed that such power is one coupled with an interest. Tenant agrees that it will from time to time upon request by Landlord execute and deliver to such persons as Landlord shall request a statement in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same in full force and effect as to modified), stating the dates to which rent and other charges payable under this Lease have been paid, stating that Landlord is not in default hereunder (or if Tenant alleges a default stating the nature of such alleged default) and further stating such other matters as Landlord shall reasonably require.

         13.02 Attornment. If Landlord's interest in the Property is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee or purchaser at a foreclosure sale. Tenant shall attorn to the transferee of or successor to Landlord's interest in the Property and recognize such transferee or successor as Landlord under this Lease. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Property upon the transfer of Landlord's interest.

         13.03 Signing of Documents. Tenant shall sign and deliver any instruments or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so. If Tenant fails to do so within ten (10) days after written request, Tenant hereby makes, constitutes and irrevocably appoints Landlord, or any transferee or successor of Landlord, the attorney-in-fact of Tenant to execute and deliver any such instruments or document.

         13.04 Estoppel Certificates

                  (a) Upon Landlord's written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying; (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed);
         (ii) that this Lease has not been canceled or terminated; (iii) the last date or payment of the Base Rent and other charges and the time period covered by such payment and (iv) that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why). Tenant shall deliver such statement to Landlord within ten (10) days after Landlord's request. Any such statement by Tenant may be given by Landlord to any prospective purchaser or encumber of the Property. Such purchaser or encumber may rely conclusively upon such statement as true and correct.

                  (b) If Tenant does not deliver such statement to Landlord within such ten (10) day period, Landlord, and any prospective purchaser or encumber, may conclusively presume and rely upon the following facts; (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been canceled or terminated except as otherwise represented by Landlord; (iii) that not more than one month's Base Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under the Lease. In such event, Tenant shall be estoppelled from denying the truth of such facts.

         13.05 Tenant's Financial Condition. Within the ten (10) days after written request from Landlord so long as landlord has just cause, Tenant shall deliver to Landlord such financial statements as are reasonably required by Landlord to verify the net worth of Tenant, or any assignee, subtenant, or guarantor of Tenant. In addition, Tenant shall deliver to any lender designated by Landlord any financial statements required by such lender to facilitate the financing or refinancing of the Property. Tenant represents and warrants to Landlord that each such financial statement is a true and accurate statement as of the date of such statement. All financial statements shall be confidential and shall be used only for the purposes set forth herein.

ARTICLE FOURTEEN: AGENT'S COMMISSION

         14.01 Amount and Manner of Payment of Commissions. Commissions due to the Principal AGENT and to the Cooperating AGENT, if any, shall be calculated and paid in accordance with Exhibit B, Article 1B of that certain Management Agreement, dated as of August 15, 1992, between Landlord and CB Commercial Real Estate Group, Inc.

         14.02 Broker's or Agent's Commission. Tenant represents and warrants that Tenant has made no agreements for brokerage commissions, compensation to any broker, or finder's fees, except as listed below, and that there are no claims for brokerage commissions, compensation, or finder's fees in connection with this Lease, except as listed below, arising out of or related to any acts of Tenant. Tenant agrees to indemnify and hold Landlord harmless from and against all liabilities, claims, damages, losses, costs, and expenses, including, without limitation, attorneys' fees, arising out of or related to any breach of Tenant's representation and warrants in this Section 14.02.

Name and Address of Broker(s):

        CB Richard Ellis, Inc.
        5400 LBJ Freeway, Suite 1100
        Dallas, Texas 75240
        Attention: David Easterling

         14.03 Termination. The termination of this Lease by the mutual agreement of Landlord and Tenant, Tenant not being in default hereunder, shall not affect the right of the Principal AGENT to continue to receive the monthly commission agreed to be paid by Landlord under Section 14.01 above, just as if Tenant had continued to occupy the Property and had paid the monthly rental during the remaining term of this Lease. Termination of this Lease under Article Eight, Article Nine, or Article Eleven shall terminate the right to such monthly commission.

ARTICLE FIFTEEN: MISCELLANEOUS

         15.01 Force Majuere. In the event performance by Landlord-of any term, condition or covenant in this Lease is delayed or prevented by any Act of God, strike, lockout, shortage of material or labor, restriction by any governmental authority, civil root, flood, or any other cause not within the control of Landlord, the period for performance of such term, condition or covenant shall be extended for a period equal to the period Landlord-is so delayed or hindered.

         15.02 Interpretation. The captions of Articles or Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. For convenience, each party hereto is referred to in the neuter gender, but the masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omission of Tenant, the "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or other using the Property with Tenant's expressed or implied permission.

         15.03 Waivers. All waivers must be in writing and signed by the waiving party. Landlord's failure to enforce any provisions of this Lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement. No payment by Tenant or receipt by Landlord of a lesser amount than the full amount of rent or additional rent due under this Lease shall be deemed to be other than on account of the earliest rent or additional rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, or a limitation or waiver of Landlord's right to recover the balance of such rent or additional rent or pursue any other remedy in this Lease.

         15.04 Severability. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provisions or this Lease, which shall remain in full force and effect.

         15.05. Joint and Several Liability. All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant.

         15.06 Incorporation of Prior Agreements; Modifications. This Lease is the only agreement between the parties pertaining to the Lease of the Property and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

         15.07 Notices. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or shall be deemed delivered, whether actually received or not, when deposited in the United States mail, postage pre-paid, registered or certified mail, return receipt requested, addressed and stated herein. Notices to Tenant shall be delivered to the address specified in Section 1.03 above, except that, upon Tenant's taking possession of the Property, the Property shall be Tenant's address for notice purposes. Notices to any other party hereto shall be delivered to the address specified in Article One as the address for such party. Any party hereto may change its notice address upon written notice to the other parties.

                                 Lease Rider "A"
                                LEGAL DESCRIPTION

                                                           REGAL BUSINESS CENTER

TRACT I:

BEING a tract of land out of the James McLaughlin Survey, Abstract No. 845, Dallas County, Texas, being all of Block 7702 of SECOND INSTALLMENT, IRVING BOULEVARD BUSINESS CENTER, an addition to the City of Dallas, Dallas County, Texas according to the plan thereof recorded in Volume 73108, Page 3548, Map Records, Dallas County, Texas and being more particularly described as follows:

BEGINNING at a point lying on the South Right-of-Way line of Leston Avenue (a 60 foot Right-of-Way), and being South 89 degrees 35 minutes 07 seconds East,
368.00 feet from the intersection of the said South line and the East line of Regal Row (a 100 foot Right-of-Way);

THENCE South 89 degrees 35 minutes 07 seconds East, along said South line, a distance of 34.86 feet to the point of a curvature of a circular curve to the left having a central angle of 6 degrees 41 minutes 17 seconds and a radius of
616.39 feet;

THENCE Easterly, along said curve, an arc distance of 71.95 feet to its point of tangency;

THENCE North 83 degrees 43 minutes 36 seconds East, continuing along said South line, a distance of 608.52 feet to the point of curvature of a circular curve to the right having a central angle of 6 degrees 41 minutes 39 seconds and a radius of 794.93 feet;

THENCE Easterly, along said curve, an arc distance of 92.88 feet to its point of tangency;

THENCE South 89 degrees 34 minutes 45 seconds East, a distance of 1.25 feet to a point far corner;

THENCE South 0 degrees 47 minutes 07 seconds East, a distance of 5.0 feet to a point for corner;

THENCE South 89 degrees 34 minutes 45 seconds East, a distance of 359.3 feet to a point for corner;

THENCE South 0 degrees 45 minutes 14 seconds East, a distance of 264.50 feet to a point for corner;

THENCE North 89 degrees 31 minutes 09 seconds West, a distance of 135.0 feet to a point for a corner;

THENCE South 0 degrees 45 minutes 14 seconds East, a distance of 449.99 feet to a point for a corner; said point lying on the North Right-of-Way line of Irving Boulevard;

THENCE North 89 degrees 31 minutes 09 seconds West, along said North line, a distance of 684.47 feet to an angle point;

THENCE North 73 degrees 06 minutes 52 seconds West, continuing along said North line, a distance of 374.84 feet to a point for corner;

THENCE North 0 degrees 24 minutes 53 seconds East, departing said North line, a distance of 531.68 feet to the PLACE OF BEGINNING and CONTAINING 727,113.19 square feet or 16.6922 acres of land.


TRACT II:

BEING a tract of land out of the James McLaughlin Survey, Abstract No. 845, Dallas County, Texas, being all of Lot 1, Block 7702 of the FIRST INSTALLMENT, IRVING BOULEVARD BUSINESS CENTER, an addition to the City of Dallas, Dallas County, Texas according to the plat thereof recorded in Volume 73087, Page 2144, Map Records, Dallas County, Texas and being more particularly described as follows:

BEGINNING at a point lying on the North Right-of-Way line of Leston Street (a 60 foot Right-of-Way) and being the following bearings and distances from the intersection of said North line and the East Right-of-Way line of Regal Row (a 100 foot Right-of-way);

         South 89 degrees 35 minutes 07 seconds East, 418.00 feet; North 83 degrees 43 minutes 36 seconds East, 206.40 feet;

THENCE North 0 degrees 24 minutes 53 seconds East, departing said North line, a distance of 1056.33 feet to a point for corner, said point lying on the South Right-of-Way line of the C.R.I. & P. Railroad;

THENCE South 88 degrees 46 minutes 34 seconds East, along said South line, a distance of 528.01 feet to a point for corner;

THENCE South 0 degrees 47 minutes 07 seconds East, departing said South line, a distance of 990.59 feet to a point for corner, said point lying on the North line of Leston Street, said North line being a circular curve to the left having a central angle of 6 degrees 41 minutes 39 seconds and whose center bears South 0 degrees 25 minutes 15 seconds West, 854.93 feet;

THENCE Westerly, along said curve and said North line of Leston Street, an arc distance of 99.89 feet to its point of tangency;

THENCE South 83 degrees 47 minutes 36 seconds West, continuing along said North line, a distance of 452.12 feet to the PLACE OF BEGINNING and CONTAINING 549,749.24 square feet or 12.6205 acres of land.

         15.08 ATTORNEY'S FEES. If on account of any breach or default by any party hereto in its obligations to any other party hereto (including but not limited to the Principal AGENT), it shall become necessary for the non-binding party to employ an attorney to enforce or defend any of its rights or remedies hereunder, the defaulting party agrees to pay to the non-binding party its reasonable attorney's fees, whether or not suit is instituted in connection therewith.

         15.09 VENUE. All obligations hereunder, including but not limited to the payment of commission to the Principal AGENT, shall be performable and payable in Dallas, Dallas County, Texas.

         15.10 GOVERNING LAW. The laws of the State of Texas shall govern this Lease.

         15.11 SURVIVAL. All obligations of any party hereto not fulfilled at the expiration or the earlier termination of this Lease shall survive such expiration or earlier termination as continuing obligations of such party. All indemnities of either party hereunder shall expressly survive any expiration or earlier termination of this Lease and shall continue in full force and effect as obligations of the indemnifying party.

         15.12 BINDING EFFECT. This Lease shall insure to the benefit and be binding upon each of the parties hereto and their heirs, representatives, successors and assigns, provided, however, Landlord shall have no obligations to Tenant's successors or assigns unless the right or interest of such successors or assigns are acquired in accordance with the terms of this Lease.


         15.13 EXECUTION AS OFFER. The execution of this Lease by the first party to do so constitutes an offer to lease the Property. Unless within the number of days stated in Section 1.15 above from the date of its execution by the first party to do so, this Lease is accepted by the other party and a fully executed copy if delivered to the first party, such offer shall be automatically revoked and terminated.

ARTICLE SIXTEEN: ADDITIONAL PROVISIONS AND RIDERS

         Additional provisions may be set forth in the blank space below, and/or a rider or riders attached hereto. If no additional provisions are to be inserted in the blank space below, please draw a line through such space. If no rider or riders are to be attached hereto, please state "no riders" in the blank space below. If a rider or riders are to be attached hereto, please state in the blank space below: "See rider or riders attached", and please have Landlord and Tenant initial all such riders.

         16.01 LEGAL DESCRIPTION OF PROJECTS: See Rider "A" attached hereto and hereby made an integral part of this Lease.

         16.02 ADDITIONAL PROVISIONS: See Rider "B" attached hereto and hereby made an integral part of this Lease.

         16.03 EXISTING FLOOR PLAN: See Rider "C" attached hereto and hereby made an integral part of this Lease.

         16.04 LEASE GUARANTEE: See Rider "D" attached hereto and hereby made an integral part of this Lease. Executed as of the date stated in Section 1.01 above.

LANDLORD: REGAL BUSINESS CENTER, INC.       TENANT: PUBLISHER DISTRIBUTION
                                                    SERVICES, INC. A NEVADA
                                                    CORPORATION

By: /s/ Barry Lotler                        By: /s/ Dave Buescher
   ------------------------------------        ---------------------------------
   Barry Lotler                                Dave Buescher



Title: President                            Title: President

By: /s/ David Nisker                        Date of Execution by Tenant: 9-14-98
   ------------------------------------                                 --------
   David Nisker


Title: Vice President

Date of Execution by Landlord:
                              ---------

PRINCIPAL AGENT:                            COOPERATING AGENT:

CB RICHARD ELLIS, INC.                      CB RICHARD ELLIS, INC.


By: /s/ David Easterling                    By: /s/ Steve Berger
   ------------------------------------        ---------------------------------
   David Easterling                            Steve Berger

This Lease Rider "B" contains additional terms and conditions of the Agreement between REGAL BUSINESS CENTER, INC. as Landlord, and INTERNATIONAL PERIODICAL DISTRIBUTORS, INC., as Tenant. The terms and conditions in this Lease Rider shall supersede any conflicting provisions in the printed Lease Agreement attached hereto.

1. LANDLORD IMPROVEMENTS: Prior to Lease Commencement Landlord shall complete the following improvements:

         -        Installation of three (3) dock levelers surface mounted;

         -        Three (3) roll-up doors shall be painted (currently peeling);

         -        The railings at all entries shall be repaired;

         - All carpet in office area, which is on top of the vinyl tile floor shall be removed and the vinyl tile floor shall be buffed and waxed;

         -        All interior office areas shall be painted;

         -        Replace broken or stained ceiling tiles;

         -        All yellowed or cracked lighting lenses shall be replaced;

         -        Clean existing mini blinds and replace two (2) mini blinds;

         - Landlord shall install fifteen (15) 400 watt metal halide fixtures throughout the warehouse area;

         -        Landlord shall provide one 220V/3PH/30AMP plug in warehouse;

         - Property shall be in code compliance sufficient for the issuance of the certificate of occupancy.

         Landlord shall construct Tenant Improvements to the Premises in accordance with the above improvements. Landlord shall contribute a total of no more than $23,500 toward the cost of construction of the Tenant Improvements ("Tenant Improvement Allowance"). Costs eligible for reimbursement from the Tenant Improvement Allowance shall include only those items set forth above. Landlord shall pay the Tenant Improvement Allowance directly to any architects, contractors and/or subcontractors performing the Tenant Improvements in the Premises. Any cost of construction of Tenant Improvements in excess of the Tenant Improvement Allowance shall be paid in cash by Tenant to Landlord (as "Additional Rent") within ten (10) days of receipt of Landlord's invoice.

2. In addition to work described above, prior to Lease Commencement, Landlord at its sole cost shall place all HVAC, mechanical, electrical, plumbing, lighting, and overhead doors in good working order.


3.       (a)      Tenant covenants not to introduce any form of hazardous or toxic materials onto the Premises or Project without complying with all applicable Federal, State and local laws or ordinances pertaining to transportation, storage, use or disposal of such material, including but not limited to, obtaining property permits.

         (b) If Tenant's transportation, storage, use or disposal of hazardous or toxic materials on the Premises results in: (1) contamination of the soil or surface or ground water, or (2) loss or damage to person(s) or property, then Tenant agrees to respond in accordance with the following paragraph:

                  Tenant agrees: (i) to notify Landlord immediately, provided urgency does not prohibit Tenant from contracting Landlord first, of any contamination, claim of contamination, loss, or damage, (ii) after consultation and approval by Landlord, to clean up the contamination in full compliance with all applicable statutes, regulations and standards, and (iii) to indemnify, defend and hold Landlord harmless from and against any claims, suits, causes of actions, costs and fees, including reasonable attorney's fees, arising from and connected with any such contamination, claim of contamination, loss or damage. These provisions shall survive termination of this Lease.


4. Tenant must contract with a qualified and properly insured HVAC contractor to have HVAC units serviced at a minimum of once every six months. Such services shall include, but not be limited to cleaning of the coil and condenser units of each unit; checking of the electrical connections, oil or refrigerant leaks, safety devices, blower belt wearer, tension and alignment, expansion valve and coil temperature and condensate drain; and the lubrication and addition of Freon.

5. LEASE RENEWAL: While this Lease is in full force end effect, provided that Tenant is not then in default of any of the terms, covenants and conditions thereof, Landlord hereby grants to Tenant the right and option to renew and extend the term of this Lease for one (1) term of three (3) years. Such extension or renewal of the current terms shall be on the same terms, covenants and conditions as provided for in the Lease during the primary term, except for this paragraph and except that the rental during such three (3) year extended term shall be at the fair market rental rate then in effect on equivalent properties, of equivalent size, in equivalent areas as designated by Landlord. Notwithstanding the above, in no case shall the renewal rate be less than the rental rate for the lest year of the lease. Notice of Tenant's intention to exercise the option must be given to Landlord in writing, by Certified or Registered Mail, Return Receipt Requested, postage prepaid, or reputable overnight courier, at lease one hundred twenty
         (120) days prior to expiration of the current term of this Lease. Landlord shall, within fifteen (15) days following receipt of Tenant's notice of its intention to exercise the option, notify Tenant in writing of the proposed renewal rate and the Tenant shall, within the next fifteen (15) days following receipt of the proposed rate, notify the Landlord in writing of its acceptance or rejection of the proposed rental rate. Rejection of the proposed rental rate terminates any renewal option pursuant to this paragraph.

6. Notwithstanding anything to the contrary herein, monthly rental shall be abated for the fourth month of the lease term (November, 1998).

                              Existing Floor Plan

                                  [FLOOR PLAN]

                                 LEASE RIDER "D"
                                 LEASE GUARANTY


         The undersigned (collectively the "Guarantor") hereby absolutely and unconditionally, jointly and severally, guarantees the prompt, complete and full and punctual payment, observance, and performance of all the terms, covenants, and conditions provided to be paid, kept, and performed by the tenant under that certain Lease Agreement (such lease, as amended, being herein referred to as the "Lease"), dated September 1, 1998 between Regal Business Center, Inc. as Landlord ("Landlord") and Publisher Distribution Services, Inc., as Tenant ("Tenant") covering the premises located at 4653 Leston Ave., Suite 706, Dallas, Texas 75247, and all renewals, amendments, expansions, and modifications of the Lease. This Guaranty shall include any liability of Tenant, which shall accrue under the Lease for any period preceding, as well as any period following the term of the Lease.

         The obligation of the Guarantor is primary and independent of Tenant's obligations under the Lease and may be enforced directly against the Guarantor independently of and without proceeding against the Tenant or exhausting or pursuing any remedy against Tenant or any other person or entity. Guarantor waives any requirement that Landlord mitigate damages under the Lease.

         The instrument may not be changed, modified, discharged, or terminated orally or in any manner other than by an agreement in writing signed by Guarantor and the Landlord.

         The obligations of Guarantor under this Guaranty shall not be released or otherwise affected by reason of any sublease, assignment, or other transfer of the Tenant's interest under the Lease, whether or not Landlord consents to such sublease, assignment, or other transfer.

         Any act of Landlord, or the successors or assigns of Landlord, consisting of a waiver of any of the terms or conditions of said Lease, or the giving of any consent to any manner or thing relating to said Lease, or the granting of any indulgences or extensions of time to Tenant, may be done without notice to Guarantor and without releasing the obligations of Guarantor hereunder.

         The obligations of Guarantor hereunder shall not be released by Landlord's receipt, application, or release of security given for the performance and observance of covenants and conditions in said Lease contained on Tenant's part to be performed or observed nor by any modification of such Lease; but in case of any such modification, the liability of Guarantor shall be deemed modified in accordance with the terms of any such modification of the Lease.

         Guarantor waives any defense or right arising by reason of any disability or lack of authority or power of Tenant and shall remain liable hereunder if Tenant or any other party shall not be liable under the Lease for such reason.

         Until all the covenants and conditions in said Lease on Tenant's part to be performed and observed are fully performed and observed, Guarantor (i) shall have no right of subrogation against Tenant by reason of any payments or acts of performance by the Guarantor, in compliance with the obligations of the Guarantor hereunder; (ii) waives any right to enforce any remedy which Guarantor, now or hereafter, shall have against Tenant by reason of any one or more payments or acts of performance in compliance with the obligations of Guarantor hereunder; and (iii) subordinates any liability or indebtedness of Tenant, now or hereafter, held by Guarantor to the obligations of Tenant to the Landlord under said Lease.

         The liability of Guarantor hereunder shall not be released or otherwise affected by (i) the release or discharge of Tenant in any insolvency, bankruptcy, reorganization, receivership, or other debtor relief proceeding involving Tenant (collectively "proceeding for relief"); (ii) the impairment, limitation, or modification of the liability of Tenant or the estate of the Tenant in any proceeding for relief, or of any remedy for the enforcement of Tenant's liability under the Lease, resulting from the operation of any law relating to bankruptcy, insolvency, or similar proceeding or other law or from the decision in any court; (iii) the rejection or disaffirmance of the Lease in any proceeding for relief; or (iv) the cessation from any cause whatsoever of the liability of Tenant.

         This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment by Tenant to Landlord under the Lease is rescinded or must otherwise be returned by Landlord upon the insolvency, bankruptcy, reorganization, receivership, or other debtor relief proceeding involving Tenant, all as though such payment had not been made.

         This Guaranty is executed and delivered for the benefit of Landlord and its successors and assigns, and is and shall be binding upon Guarantor and it successors and assigns, but Guarantor may not assign its obligations hereunder.

         GUARANTOR AND LANDLORD WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LANDLORD AND GUARANTOR ARISING OUT OF THIS GUARANTY OR ANY OTHER DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION HEREWITH OR ANY TRANSACTION RELATED TO THIS GUARANTY.

         Guarantor agrees to pay all costs and expenses, including reasonable attorney's fees, incurred by Landlord in enforcing the terms of this Guaranty.

         This Guaranty shall be governed by and construed in accordance with the internal laws of the State, which governs the Lease excluding any principles of conflicts of laws. For the purpose solely of litigating any dispute under this Guaranty, this undersigned submits to the jurisdiction of the courts of said state.

         If the Guarantor is more than one person or entity, the liability of each such Guarantor shall be joint and several.

         WITNESS THE EXECUTION hereof this ______________ day of September,
1998.

                                     GUARANTOR:


                                     International Periodical Distributors, Inc.



                                     By:
                                        ----------------------------------------



                                     Title:
                                           -------------------------------------